EXHIBIT (b)



         CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

Pursuant to 18 U.S.C. ss. 1350, the undersigned officer of Third Avenue Trust (the "Company"), hereby certifies, to the best of his knowledge, that the Company's Report on Form N-CSR for the period ended APRIL 30, 2008 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: JUNE 13, 2008




By:      /s/ David M. Barse
Name:    David M. Barse
Title:   Principal Executive Officer



By:      /s/ Vincent J. Dugan
Name:    Vincent J. Dugan
Title:   Principal Financial Officer